Exhibit 32.8
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    Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-K of Dollar Thrifty Automotive Group, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven B. Hildebrand, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                            /s/ Steven B. Hildebrand
                                            ------------------------
                                            Steven B. Hildebrand
                                            Chief Financial Officer
                                            March 12, 2004









A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Dollar Thrifty Automotive Group, Inc. and will be retained by Dollar Thrifty Automotive Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.